                                                                   EXHIBIT 10.80

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT is executed as of this 31st day of December, 2001 by and between Bankers Financial Corporation, a Florida corporation ("Sub-Lessor") and Insurance Management Solutions Group, Inc., a Florida corporation ("Sub-Lessee").

                                R E C I T A L S
                                - - - - - - - -

1. There is that certain Bankers Financial Center Lease Agreement made by and between BIC as "Landlord" dated January 7, 1997 and executed and effective as of January 1, 1998 and amended pursuant to the First Amendment of Lease dated August 1, 2001. The Lease as amended shall be herein called the, "Lease".

2. BIC has, substantially simultaneously with the execution hereof executed and delivered a Purchase and Sale Agreement ("Purchase and Sale Agreement") by and between BIC as "Seller" and Osprey S. P. Properties LLC, a Florida limited liability company as "Buyer".

3. Simultaneously with the execution and delivery of hereof Bankers Financial Corporation, a Florida corporation and IMSG have entered into a Termination of Lease Agreement ("Termination Agreement") terminating the Lease Agreement.

4. The parties wish to enter into this Sublease Agreement the purpose of which is to reestablish the Lease as a sublease between Sub-Lessor and Sub-Lessee but otherwise on all of the terms and conditions identical to the Lease Agreement as terminated.

     NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, as well for other good and valuable consideration, the parties hereto do covenant and agree as follows:

1. A copy of the Lease is attached hereto as Exhibit A and by reference made a part hereof. The definitions set forth in the Lease, as all other terms of the Lease shall apply hereto.

2. Sub-Lessor does hereby and with these presents lease the Premises to Sub-Lessee for the remainder of the term of the Lease as it existed immediately prior to the effective time of the Termination Agreement all in accordance with the terms and conditions of the Lease as attached provided that this is a sublease and not a lease and, as such, is subject to the Lease Agreement ("Primary Lease") being executed and delivered by Sub-Lessor pursuant to the terms of the Purchase and Sale Agreement a copy of which is attached hereto as Exhibit B and by reference made a part hereof. In interpreting the Lease as included herein, Landlord shall mean "Sub-Lessor" and Tenant shall continue to mean "Sub-Lessee".

3. This Sublease shall be effective as of the time of the closing between the Buyer and the Seller under the Purchase and Sale Agreement.

     IN WITNESS WHEREOF the parties hereto have set their hands and seals as of the day and year first above set forth.


                                         Bankers Financial Corporation,
                                         a Florida insurance company

                                         By: /s/ Edwin C. Hussemann
                                             -----------------------------------
                                                    SIGNATURE

                                                   Edwin C. Hussemann, Treasurer

                                         As Its:
                                                 -------------------------------


                                         (CORPORATE SEAL)

                                         Insurance Management Solutions Group,
                                         Inc., a Florida corporation


                                         By: /s/ [illegible]
                                             -----------------------------------
                                                    SIGNATURE

                                                    NAME LEGIBLY PRINTED
                                                    TYPEWRITTEN OR STAMPED

                                         As Its: Chief Operating Officer
                                                 -------------------------------

                                         (CORPORATE SEAL)


Exhibits:

A - Copy of Lease

B - Copy of Primary Lease

                                           Insurance Management Solutions Group,
                                           Inc., a Florida corporation


                                           By: /s/ [illegible]
                                               ---------------------------------
                                                    SIGNATURE

                                                    NAME LEGIBLY PRINTED
                                                    TYPEWRITTEN OR STAMPED

                                           As Its: Chief Operating Officer
                                                   -----------------------------

                                           (CORPORATE SEAL)

                            FIRST AMENDMENT OF LEASE
                            ------------------------

     This First Amendment of Lease ("Amendment") dated this 1st day of August 2001, by and between BANKERS INSURANCE COMPANY ("Landlord") and INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. ("Tenant")

                                R E C I T A L S
                                ---------------

A. Landlord and Tenant entered into a certain Lease Agreement dated January 1, 1997 and executed and effective as of January 1, 1998 (the "Lease"), which Lease is scheduled to expire on December 31, 2001, relating to the lease of 82,566 rentable square feet more or less ("Original Premises") in the building commonly known as the Bankers Financial Center, 360 Central Avenue, St. Petersburg, Florida 33701 ("Building").

B. Landlord and Tenant desire to modify the Lease to extend the Term, provide for a reduction in leased space and otherwise modify certain terms of the Lease as hereinafter set forth.

                              A G R E E M E N T S
                              -------------------

NOW, THEREFORE, Landlord and Tenant agree as follows:

1. TERM. Paragraph 1.4 of the Lease is hereby deleted in its entirety and replaced with the following: The Lease shall be renewed and the Term extended for a period of twenty-nine (29) months beginning on August 1, 2001 (the "Extended Term"). All terms and conditions of the Lease in effect as of June 27, 2001 shall remain in effect during the Extended Term, except as hereinafter provided.

2. COMMENCEMENT DATE. Paragraph 1.5 of the Lease is hereby deleted in its entirety and replaced with the following: Commencement Date: August 1, 2001.


3. TERMINATION DATE. Paragraph 1.6 of the Lease is hereby deleted in its entirety and replaced with the following: Termination Date: December 31, 2003. The Tenant has the option to cancel this Lease prior to the Termination Date provided the Tenant gives the Landlord one hundred twenty
     (120) days prior written notice. In the event the Tenant cancels the Lease before the Termination Date, the Tenant agrees to pay to the Landlord a payment equal to the unamortized cost of carpeting and painting the 5th Floor.

4. BASE RENT. Paragraph 1.7 of the Lease is hereby deleted in its entirety and replaced with the following: Base Rent: $13.75 per square foot, $605,440.00 per annum, $50,453.33 per month plus applicable tax. In addition to the Base Rent, IMSG will pay an additional sum in the amount of $5,449.58 per month plus applicable tax for the use of the computer room and support areas. This specific monthly charge for computer room and support area usage will be recalculated on a quarterly basis beginning on November 1, 2001.

5. RENTABLE AREA OF DEMISED PREMISES (NET RENTABLE AREA). Paragraph 1.9 of the Lease is hereby deleted in its entirety and replaced with the following:
     Rentable Area of Demised Premises ("Net Rentable Area"): 44,032 square feet more or less.

6. TENANT IMPROVEMENT ALLOWANCE. Paragraph 1.11 of the Lease is hereby deleted in its entirety and replaced with the following: Landlord agrees to carpet and paint the 5th Floor.

7. EXPENSE STOP. Paragraph 1.19 of the Lease is hereby deleted in its entirety and replaced with the following: Building operating costs for calendar year ending December 31, 2001.

8. TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS ("PROPORTIONATE SHARE"). Paragraph 1.10 of the Lease is hereby deleted in its entirety and replaced with the following: Tenant's Proportionate Share of Operating Costs ("Proportionate Share"), seventeen percent (17%).

9. NUMBER OF PARKING SPACES WHICH TENANT SHALL RENT. Paragraph 1.12 of the Lease is hereby deleted in its entirety and replaced with the following:
     Number of Parking Spaces which Tenant shall rent: 74 in the adjacent parking garage, 45 covered and 29 uncovered. Additional spaces in the garage will be made available on an as-available month-to-month basis in the event IMSG would like to lease additional parking spaces. In addition, the Tenant shall lease approximately 100 parking spaces in the surface lot located at 3rd Avenue South and 3rd Street South, depending upon availability.

10. MONTHLY RENTAL FOR PARKING SPACES. Paragraph 1.13 of the Lease is hereby deleted in its entirety and replaced with the following: Monthly Rental for parking spaces: $50.00 per month plus taxes for each covered space, $40.00 per month for each uncovered space plus taxes for each parking space in the adjacent parking garage; and $25.00 per month per space plus taxes, for each space in the surface parking lot (rates subject to change to reflect the rates generally charged by the Landlord).

11. TERM. Paragraphs 3.2 and 3.3 of the Lease are hereby deleted in their entirety.

12. Rent. Paragraph 4.5 of the Lease is hereby deleted in its entirety and replaced with the following: The Monthly Rent shall be adjusted, upward only, beginning August 1, 2002 and annually thereafter by the greater of thirty-five cents ($.35), per square foot or by the same percentage that the "Index" (as hereinafter defined) most recently published prior to such anniversary date had increased over the Index on the date of this Lease. For purposes of this Paragraph 4.5, the "Index" means the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W); U.S. City Average (1967=100) as published by the United States Department of Labor, Bureau of Labor Statistics; provided that, in the event the Index shall not be published or shall be discontinued, the most nearly comparable index shall be substituted therefor by Landlord.

13.  TENANT'S SHARE OF OPERATING COSTS. Paragraph 5 is amended to read:

     5.   TENANT'S SHARE OF OPERATING COSTS.

     5.1 In addition to Base Rent, Tenant shall pay Tenant's percentage share as specified in paragraph 5.2(f) of the "Building Operating Costs" (as hereinafter defined), paid or incurred by Landlord in such year in excess of the Building

Operating Cost for the Base Year ("Operating Expenses Rent") which shall be the calendar year ending December 31, 2000, which was $7.29 per square foot of Net Rentable Area.

The term "Building Operating Costs" includes:

(a) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building, the land, and the roads, walks, plazas, landscaped areas, garages and parking areas, common areas, improvements, and facilities thereon (collectively, the "Property"), or its operation, including, but not limited to, general and special real property taxes and assessments levied or assessed against the Property, personal property taxes or assessments levied or assessed against the Property, and any tax measured by gross rentals received from the Property, together with any reasonable costs incurred by Landlord (including attorney's fees) in contesting any such taxes, assessments or charges; but excluding any net income, capital stock, estate or inheritance taxes imposed by the State or Federal Government or by any agency, branch or department thereof; provided that if at any time during the Term there shall be levied, assessed or imposed on Landlord or the Property by any governmental entity, any general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease (except as separately paid to Landlord in accordance with Paragraph 4.6 above) or other lease affecting the Property and/or any license fee, excise or sales tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents, and/or transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or other leases affecting the Property, and/or occupancy, use, per capital or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or the Property, then all such taxes, assessments, levies and charges shall be deemed to be included in the term "Building Operating Costs"; plus

(b) Operating costs of the Property consisting of any and all reasonable costs incurred by Landlord in repairing, maintaining, insuring, and operating the Property and all personal property of Landlord used in connection therewith, including (without limiting the generality of the foregoing) the following: all light bulbs, heating and air conditioning, water, fuel, refuse, sewer, and telephone); all costs of supplies, materials; all insurance costs (including but not limited to public liability, extended coverage property damage and casualty, business interruption, loss of rents, flood, earthquake, workmen's compensation, with companies and in amounts as determined by Landlord); licenses, permits, inspection fees; costs of striping and paving parking areas and driveways; painting; repair, maintenance and replacement of plumbing, roofing, elevator, HVAC, electrical and other systems; repair, maintenance and replacement (including reasonable reserves for depreciation and replacements) of all improvements, both structural and non-structural; any costs of services of independent contractors, security personnel, trash removal, exterminator, landscaping, parking operations, and maintenance personnel and costs of compensation (including employment taxes and fringe benefits) of all persons who perform management, operation, maintenance, repair and overhaul of the Property and equipment thereon used in connection therewith, including, without limitation, full or part-time building staff, janitors, foremen, window washers, security personnel and gardeners; any costs for contract maintenance of any or all of the above; and all legal, accounting and other professional expenses in connection with the operation of the Property.

5.1 The Rent Adjustment shall be payable by Tenant to Landlord in accordance with the following:

     (a) Landlord shall notify Tenant of the Landlord's estimate of the Rent Adjustment for the twelve (12) succeeding calendar months as soon as reasonably practical. Upon receipt of such notice, Tenant shall pay to Landlord, during each of the succeeding twelve calendar months, one-twelfth (1/12) of the estimated Rent Adjustment. If at any time during a year Landlord determines that its estimate is incorrect by no less than 15%, Landlord may notify Tenant of the revision of such estimate and thereafter for the remainder of such twelve (12) months Tenant shall pay estimated Rent Adjustment based upon such revision. On or before March 15 of each calendar year, Landlord shall deliver to Tenant the actual statement of the amount of Building Operating Costs for the preceding calendar year as well as Tenant's actual Rent Adjustment based thereon. Any adjustments payable by Tenant, as shown on such final statement, or any reduction in amount previously paid by Tenant, shall be paid by, or reimbursed to, Tenant, within fifteen
          (15) days from receipt of such statement.

      (b) In the event the current year Building Operating Costs exceed the Building Operating Costs for the prior year by ten percent (10%), Tenant shall have the right at Tenant's expense, to perform by June
          30 of any year an audit of the Building Operating Costs of the preceding calendar year as well as the calculations of Tenant's Proportionate Share thereof. Landlord shall, on Tenant's written request, provide to Tenant copies of and make available to Tenant for inspection at Landlord's offices and at Tenant's option for audit, Landlord's invoices, bills and cancelled checks pertaining to Building Operating Costs for the Building. If Landlord fails to deliver a statement of the amounts owing by Tenant for Building Operating Costs for any calendar year within six (6) months following the end of such year, Landlord shall be deemed to have waived collection of such amounts for that year.

          (c) In the event that Tenant shall fail to object prior to June 30 any amounts set forth in the Statement of Rent Adjustment delivered by Landlord, said statement shall be deemed binding, conclusive and final on all parties.

          (d) Notwithstanding anything to the contrary hereinabove, Landlord's failure to timely deliver said notice and statements to Tenant shall not constitute a waiver by Landlord nor a defense by Tenant toward payment of amounts required to be paid to Landlord after receipt of written notice of said amounts by Tenant. In the event Landlord delivers said statement after March 15, the June 30 objection date shall be extended by a like amount of time.

          (e) If this Lease shall commence on any day other than the first day of a month or terminate on a day other than the last day of a month, the amount of any Rent Adjustment payable by Tenant for the month in which this Lease commences or terminates shall be equitably prorated and shall be due and payable within thirty
               (30) days of such commencement or termination.

          (f) Tenant's Proportionate Share of the Operating Expenses is the proportion that the rentable square footage occupied by Tenant bears to the total rentable square footage of the Building as set forth in Section 1.1 of the Lease. Notwithstanding any provision of this paragraph to the contrary, if the Building is less than ninety-five percent (95%) leased and/or occupied during any calendar year, including the Base Year for the purposes determining Base Year Operating Expenses, appropriate adjustments shall be so that Operating Expense Rent shall be computed for such year as though 95% of the Building had been leased and occupied during such year.

14. The Landlord and Tenant agree to share conference rooms and the Boardroom on the 16th and 17th flood of the Bankers Financial Center based upon availability; scheduling to be handled by Landlord and/or Tenant based on locus of control.

15. Except as set forth herein, the Lease as herein amended remains in full force and effect in accordance with its terms and provisions; and Landlord and Tenant do hereby ratify, adopt, and confirm its terms and provisions, and its terms and provisions shall remain in full force and effect.

16. The Lease as herein amended is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein or therein. No course of prior dealings between the parties, their officers, employees, agents, or affiliates shall be deemed relevant or admissible to supplement, explain or vary any of the terms and provisions of the Lease as herein amended. No representations, understandings, or agreements have been made or relied upon in the making of this First Amendment other than set forth therein.

        17. Landlord and Tenant agree that should any provision in this First Amendment disagree with or conflict with any provisions in the Lease as herein amended, the provisions in this First Amendment will control.

        18. Capitalized terms used in this First Amendment unless otherwise defined in this First Amendment shall have the respective meanings ascribed to them in the Lease.

        19. Tenant agrees to contribute $1,537.50 per month towards the cost of the Looper service, a transportation system operated in downtown St. Petersburg by the City of St. Petersburg.


               IN WITNESS WHEREOF, the Landlord and Tenant have executed this First Amendment of Lease as of the day and year first above written.


        WITNESSES AS TO LANDLORD:            LANDLORD
                                             BANKERS INSURANCE COMPANY
        [Signature Illegible]
        ________________________             By:   /s/Robert G. Southey
                                                   ____________________
        ________________________
                                             Name: Robert G. Southey
                                                   ____________________

                                             Its:  Vice President
                                                   ____________________

                                             Date: 8-23-01
                                                   ____________________



        WITNESSES AS TO TENANT:              TENANT
                                             INSURANCE MANAGEMENT SOLUTIONS
         /s/ Gail Basile                     GROUP, INC.
        ________________________
                                             By:   /s/Robert G. Gantley
        ________________________                   ______________________

                                             Name: Robert G. Gantley
                                                   ______________________

                                             Its:  Chief Operating Officer
                                                   ______________________

                                             Date: 8-21-01
                                                   ______________________

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   2nd FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   5th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   6th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   16th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   17th FLOOR

                    Bankers Financial Center Lease Agreement

                      BANKERS INSURANCE COMPANY, LANDLORD

               INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., TENANT

                                     INDEX
                                                                        Page No.

1.        DEFINITIONS......................................................1
2.        PREMISES.........................................................3
3.        TERM.............................................................3
4.        RENT.............................................................3
5.        TENANT'S SHARE OF OPERATING COSTS................................4
6.        SECURITY DEPOSIT.................................................4
7.        ADDITIONS AND ALTERATIONS........................................5
8.        PERMITTED USE....................................................5
9.        UTILITIES........................................................6
10.       INDEMNIFICATION; INSURANCE.......................................6
11.       ASSIGNMENT OR SUBLETTING.........................................9
12.       SIGNS; ADVERTISING...............................................9
13.       MAINTENANCE OF INTERIOR OF PREMISES..............................10
14.       DAMAGE OR DESTRUCTION............................................10
15.       DEFAULTS.........................................................11
16.       REMEDIES.........................................................12
17.       LANDLORD'S RIGHT OF ENTRY........................................14
18.       NOTICES..........................................................14
19.       TAXES ON TENANT'S PERSONAL PROPERTY
               AND TAXES ASSESSED ON RENTALS...............................14
20.       COSTS OF COLLECTION..............................................14
21.       PRIOR AGREEMENTS.................................................15
22.       FLOOR PLANS......................................................15
23.       NO AUTOMATIC RENEWAL.............................................15
24.       BUILDING STANDARDS MANUAL........................................16
25.       TERMS AND HEADING................................................16
26.       CONDEMNATION.....................................................16
27.       SUBORDINATION TO MORTGAGES.......................................16
28.       ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS...................17
29.       QUIET ENJOYMENT..................................................17
30.       PARKING SPACES...................................................17
31.       SUBSTITUTION OF PREMISES.........................................18
32.       LANDLORD'S RIGHT TO ALTER COMMON AREAS...........................18
33.       EXCULPATION......................................................18
34.       SUCCESSORS AND ASSIGNS...........................................18
35.       SECURITY AGREEMENT...............................................19
36.       MECHANICS LIEN...................................................19
37.       RECORDATION......................................................19
38.       RADON GAS........................................................19
39.       REAL ESTATE BROKER...............................................20
          EXHIBIT "A"...............................................FLOOR PLAN
          EXHIBIT "B"..............................BUILDING RULES & REGULATIONS

                    BANKERS FINANCIAL CENTER LEASE AGREEMENT

     THIS LEASE, made as of the 1st day of January, 1997, by and between BANKERS INSURANCE COMPANY hereinafter called the "Landlord", and INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., hereinafter referred to as the "Tenant";

                                  WITNESSETH:

     For and in consideration of the rents, covenants, agreements and conditions hereinafter reserved, made and entered into on the part of the Tenant to be paid, performed, and observed, it is hereby stipulated, covenanted and agreed by and between the Landlord and the Tenant as follows:

1. DEFINITIONS

     As used in this Lease Agreement, the terms enumerated below as items 1.1 to 1.18 inclusive shall have only the meaning set forth in this section unless the same shall be expressly modified, limited or expanded elsewhere in the Lease Agreement, in which event, such modification, limitation and/or expansion shall supersede the applicable terms set forth below:

     1.1 Exhibits:

     The following Exhibits attached to this lease are incorporated herein and made a part hereof:

               Exhibit A: Floor Plan of Premises
               Exhibit B: Building Standards Manual

     1.2 Building:
               Bankers Financial Center
               360 Central Avenue
               St. Petersburg, Florida 33701

         Legal description:
               Lot 1, Block 1, Revised Map of St. Petersburg Block 31 Partial Replat, according to Plat Book 85, Page 15 of the Public Records of Pinellas County, Florida.

     1.3 Premises or Demised Premises: As outlined on Exhibit A

     1.4 Term:                2 years

     1.5 Commencement Date:   January 1, 1997.

     1.6  Termination Date:        December 31, 1999.

     1.7  Base Rent:               $12.00 per square foot.

                                   $990,792 per annum

                                   $82,566 per month.

     1.8  Prepaid Rent:        N/A

     1.9  Rentable Area of Demised Premises ("Net Rentable Area"): 82,566 square
                                                                   -------------
     feet, MOL
     ----------

     1.10 Tenant's Proportionate Share of Operating Costs ("Proportionate Share"): 34.08%
                   ------

     1.11 Tenant Improvement Allowance: N/A

     1.12 Number of Parking Spaces which Tenant shall rent: 137 in adjacent parking garage, 84 to be covered spaces and 35 uncovered. In addition, the Tenant shall lease approximately 235 parking spaces in the surface lot located at 3rd Avenue South and 3rd Street South, depending upon availability.

     1.13 Monthly Rental for parking spaces: $40.00 per month for each covered space, $30.00 per month for each uncovered space plus taxes for each parking space in the adjacent parking garage, and $20.00 per month per space plus taxes for each space in the surface parking lot (rates subject to change to reflect the rates generally charged by the Landlord).

     1.14 Security Deposit:   N/A

     1.15 Permitted Use:      Office use

     1.16 Tenant's Address:   Insurance Management Solutions Group, Inc.
                              ------------------------------------------
                              360 Central Avenue
                              ------------------
                                   St. Petersburg, FL 33701
                                   ------------------------

     1.17 Landlord's Address:      Bankers Insurance Company
                                   -------------------------
                                   360 Central Avenue, Suite 100
                                   -----------------------------
                                   St. Petersburg, FL 33701
                                   ------------------------

     1.18 Guarantor:               N/A

     1.19 Expense Stop:            Building operating costs for calendar year
ending December 31, 1997.

2. PREMISES

     2.1 The Landlord does hereby let, demise and lease the Premises to the Tenant, and the Tenant does hereby hire and take the Premises from the Landlord for the Term of this Lease.

     2.2 Tenant acknowledges that this Lease is made subject to all existing liens, encumbrances, deeds of trust, reservations, restrictions and other matters of record and to zoning, building and fire ordinances and all governmental statutes, rules and regulations relating to the use or occupancy of the Premises, as same may hereafter be amended from time to time.

3. TERM

     3.1 The Term of this Lease shall commence on the Commencement Date and shall terminate on the Termination Date, unless terminated sooner in accordance with the terms of this Lease. The Tenant has an option to renew this Lease for one additional two (2) year period by providing the Landlord with notice to do so six (6) months prior to the termination date of this Lease. Tenant's right to exercise this option is based upon agreeing to pay rent at the time of the renewal equal to 90% of the then market rent for like space or at a rate as provided by paragraph 4.5 herein.

     3.2 Notwithstanding the Commencement Date, the Term shall commence earlier than the Commencement Date if Tenant occupies the Premises prior to the stated Commencement Date. "Occupancy", "occupy" or "occupies" as used in this Lease shall mean use of the Premises for any reason by Tenant or Tenant's agents, licensees, employees, directors, officers, partners, trustees, and invitees (collectively, "Tenant's Employee").

     3.3 If Landlord, through no fault of Tenant, cannot deliver possession of the Premises to Tenant on the Commencement Date, such delay shall not affect the validity of this Lease nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but there shall be a proportionate reduction of rent covering the period between the Commencement Date and the time when Landlord delivers possession of the Premises to Tenant. No such delay shall operate to extend the Term.

4. RENT

     4.1 Tenant agrees to pay to Landlord each year during the Term (as the Term may be adjusted pursuant to Section 3.2 or 3.3) the Annual Rent for the Premises. Said Annual Rent shall be paid in monthly installments equal to the Monthly Rent. The Monthly Rent shall be due and payable in advance, on or before the first day of each calendar month during the entire Term, commencing with the first full calendar month of the Term; provided that Tenant shall pay to the Landlord on the Commencement Date the prorated

Monthly Rent attributable to the month in which the Commencement Date occurs if the Commencement Date is other than the first day of a month. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent plus Florida State Sales Tax thereon and any other tax applicable to said Rent.

     4.2 Tenant agrees to pay to Landlord as additional rent upon demand (but not more frequently than monthly) all charges for any services, goods or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease without separate charge or reimbursement.

     4.3  Any rent for any fractional month shall be prorated based on a thirty
(30) day month, and for any fractional year shall be prorated based on a three hundred sixty-five (365) day year. All rent payable by Tenant to Landlord under this Lease shall be paid to Landlord in lawful money of the United States of America at Landlord's office located in the Building, or to such other person or at such other place as Landlord may from time to time designate in writing. All rent shall be paid without prior demand, deduction, setoff or counterclaim.

     4.4 A late payment penalty shall be added to any rent not received by Landlord within ten (10) days of the due date. Such penalty shall be equal to the interest that accrues on said amount from the date the payment was due until the date on which Landlord receives said payment, computed at the rate of eighteen percent (18%) per annum.

     4.5 The Monthly Rent shall be adjusted, upward only, beginning on the first anniversary of the Commencement Date by the greater of $0.25 per square foot or by the same percentage that the "Index" (as hereinafter defined) most recently published prior to such anniversary date has increased over the Index on the date of this Lease. For purposes of this Paragraph 4.5, the "Index" means the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W); U.S. City Average (1967=100) as published by the United States Department of Labor, Bureau of Labor Statistics; provided that, in the event the Index shall not be published or shall be discontinued, the most nearly comparable index shall be substituted therefor by Landlord; however, such increase shall not exceed a total of $13.00 per square foot annually over the term of this Lease and the renewal option period exercised by the Tenant.

     4.6 Tenant shall pay to Landlord concurrently with the payment of the Monthly Rent and other sums all Florida State Sales Tax and any other tax which is applicable to such payment.

5.   TENANT'S SHARE OF OPERATING COSTS: N/A


6.   SECURITY DEPOSIT:   N/A

7. ADDITIONS AND ALTERATIONS

     No changes, alterations, improvements, or additions to the Premises shall be made to or upon said Premises or any part thereof without the written consent of the Landlord being first had and obtained. All changes, alterations, additions and improvements made or placed in or upon the Premises by the Landlord or the Tenant, and which by operation of law would become a part of the real estate, shall immediately upon being made or placed thereon become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof, at the termination, by lapse of time or otherwise, of the Term herein granted. Any such changes, alterations, improvements, or additions shall be done in conformity with the "Building Standards Manual" furnished herewith as Exhibit "B", as well as with such other reasonable requirements as Landlord may impose upon the granting of its written consent. At Landlord's request at or prior to termination of the Term, Tenant shall remove all or any part of any improvements made to the Premises.

8. PERMITTED USE

     8.1 The Premises shall be used only for the Permitted Use and for no other purpose. The Tenant, shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. The Tenant shall comply with all governmental laws, ordinances and regulations applicable from time to time to its use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Premises, all at the Tenant's sole expense.

     8.2 The Tenant shall not do, suffer or permit anything to be done in, on or about the Premises or the Property, nor bring, nor keep anything therein which will in any way affect fire or other insurance upon the Building or any of its contents or which will in any way conflict with any law, ordinance, rule or regulation now or hereafter in force or effect relating to the occupancy and use of the Premises and said Property, or in any way obstruct or interfere with the rights of other lessees or users of the Property, or injure or annoy them, nor use, nor allow the Premises or the Building to be used for any improper, immoral, unlawful or objectionable purpose, cooking therein, and nothing shall be prepared, manufactured, or used in the Premises which might emit an odor into the corridors of the building.

     8.3 The Tenant will not, without the written consent of the Landlord, use any apparatus, machinery, or equipment or device in, on or about the Premises which may cause any excessive noise or may set up any excessive vibration or excessive floor loads or which in any way would increase the normal amount of electricity agreed to be furnished or supplied under this Lease, or as specified in the Building Standards Manual, and, further, the Tenant shall not connect with water any apparatus, machinery, equipment or device without the prior written consent of the Landlord. The Tenant shall, at the Tenant's sole cost and expense, comply with all the requirements of all municipal, state and federal authorities now or hereafter in force, pertaining to said Premises, and shall faithfully observe in the use of said Premises and Property all municipal ordinances and regulations and state and federal statutes and regulations now or hereafter in force and effect.

     8.4 Any change in law or otherwise which may make Tenant's use of the Premises impracticable or impossible shall not affect Tenant's obligations under this Lease.

9. UTILITIES; JANITORIAL SERVICES

     Subject to Tenant's obligation to pay rent under this Lease and perform Tenant's other obligations, the Landlord agrees to furnish in connection with the Premises, the following: electricity (commensurate with the Landlord's electrical system and wiring in the building of which the Premises are a part, supplying approximately 110 volts) for lights and other usual and ordinary office purposes; replacement of ceiling light bulbs and tubes in the fixtures provided by the Landlord; heat and air conditioning, subject to government authority regulations from time to time in effect, during normal business hours (8 a.m. to 6 p.m., Monday through Friday, except holidays and from 8 a.m. to 1 p.m. on Saturdays); janitorial services as specified in the Building Standards Manual; and provide for use in common of the elevators, restrooms, and other like facilities of the Building. All said costs shall be included in Building Operating Costs. Landlord reserves the right to establish special charges to be paid by Tenant for additional non-standard services provided. The Landlord shall not be liable for the failure to furnish any of the items or services herein mentioned when such failure is caused by or results from accidents or conditions or matters beyond the reasonable ability of the Landlord to control, or caused by or resulting from lack of utility services, breakdown of mechanical equipment, repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of the Landlord or otherwise; nor shall the Landlord be liable under any circumstances for loss of or injury to property or persons, however occurring, through or in connection with or incidental to the furnishing of any of such items or services, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent and other sums of money herein provided to be paid by the Tenant, or constitute or be construed as a constructive or other eviction of the Tenant.

10. INDEMNIFICATION; INSURANCE

     10.1 INDEMNITY. Tenant agrees to indemnify, defend and save harmless Landlord, Bankers Insurance Company any property manager(s) engaged by Landlord or Bankers Insurance Company and each of their affiliated companies, partners, shareholders, agents, directors, officers, and employees (collectively, "Indemnitees") from and against any and all liabilities, damages, claims, suits, injuries, costs (including court costs, attorneys' fees and costs of investigation, and actions of any kind arising or alleged to arise by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Leased Premises or by reason of any other claim whatsoever of any person or party occasioned or alleged to be occasioned in whole or in part by any act or omission on the part or Tenant or any invitee, licensee, agent, employee, director, officer, contractor, subcontractor, or tenant or Tenant, or by any breach, violation, or nonperformance of any covenant of Tenant under this Lease (collectively "Liabilities") even if such Liabilities arise from or are attributed to the concurrent negligence of any Indemnitee. The only Liabilities with respect to which Tenant's obligation to indemnify the Indemnitees does not apply is with respect to Liabilities resulting from the sole negligence or willful misconduct of an Indemnitee. If any action or proceeding is brought by or against any Indemnitee in connection with any such Liabilities, Tenant shall defend such action or proceeding, at Tenant's expense, by or through attorneys reasonable satisfactory to Landlord. The provisions of this paragraph apply to all activities of Tenant with respect to the Leased Premises or Building, whether occurring before or after the Commencement Date of the Term and before or after the expiration or termination of this Lease. Tenant's obligations under this paragraph are not limited to the limits or coverage of insurance maintained or required to be maintained by Tenant under this Lease.

     10.2 TENANT'S INSURANCE. Tenant shall, at its sole expense, maintain in effect at all times during the Term, insurance coverage with limits not less than those set forth below with insurers reasonably acceptable to Landlord and which are licensed to do business in the state in which the Building is located.

          Insurance                     Minimum Limits
          ---------                     --------------

     A.   Workers' Compensation
          ---------------------

          Workers' Compensation         Statutory
          Employer's Liability          $500,000


     This policy shall include a Waiver of Subrogation in favor of the Indemnitees.

     B.   Commercial General Liability
          ----------------------------

          Bodily Injury/            $1,000,000 each occurrence,
          Property Damage           or equivalent, subject to
          (Occurrence Basis)        a $1,000,000 aggregate

     This policy shall be on a form acceptable to Landlord, endorsed to include the Indemnitees as additional insured, contain cross-liability and severability of interest endorsements, state that this insurance is primary insurance as regards any other insurance carried by any Indemnitee, and shall include the following coverages:

          (1) Premises/Operations;
          (2) Independent Contractors;

          (3) Broad Form Contractual Liability specifically in support of, but not limited to, the Indemnity sections of this Lease; and
          (4) Personal Injury Liability with employee and contractual exclusions removed.

     C.   Comprehensive Automobile Liability
          Combined single limit for $500,000 of equivalent bodily injuries/property damage

     This policy shall be on a standard form written to cover all owned, hired and non-owned automobiles. This policy shall be endorsed to include the Indemnitees as additional insured, contain cross-liability and severability of interest endorsements, and state that this insurance is primary insurance as regards any other insurance carried by any Indemnitee.

Evidence of these coverages represented by Certificates of Insurance issued by the insurance carrier must be furnished to the Landlord prior to Tenant moving in. Certificates of Insurance shall specify the additional insured status mentioned above as well as the Waivers of Subrogation. Such Certificate of Insurance shall state that Landlord will be notified in writing thirty (30) days prior to cancellation, material change, or non-renewal of insurance. If Tenant does not procure insurance as required hereunder, Landlord may, upon advance written notice to Tenant, cause such insurance to be issued, and Tenant shall pay to Landlord the premium of such insurance within ten (10) days of Landlord's demand, plus interest at the highest lawful rate for a loan of like amount from the date of payment by Landlord until repaid by Tenant. Upon the request of Landlord, Tenant shall provide Landlord with certified copies of any and all applicable insurance policies.

     10.3 WAIVER OF LIABILITY. No Indemnitee will be liable in any manner to Tenant or any other party claiming by through or under Tenant for any injury to or death of persons unless caused by the sole negligence or willful misconduct of an Indemnitee. In no event will any Indemnitee be liable in any manner to Tenant or any other party as the result of the acts or omissions of Tenant, its invitees, licensees, agents, employees, directors, officers, contractors, subcontractors, or tenants of Tenant, or any other tenant of the Building. All personal property upon the Leased Premises is at the risk of Tenant only and no Indemnitees will be liable for any damage thereto or theft thereof, regardless of whether such property is entrusted to employees of the Building, or such loss or damage is occasioned by casualty, theft, or any other cause of whatsoever nature, even if due in whole or in part to the negligence of any Indemnitee.

     10.4 WAIVER OF SUBROGATION. Notwithstanding anything herein to the contrary, no party will have any right or claim against any Indemnitee for any property damage (whether caused, in whole or in part, by negligence or the condition of the Leased Premises or the Building or any part thereof) by way of subrogation or assignment, Tenant hereby waiving and relinquishing any such right. To the extent Tenant chooses to insure its property, Tenant shall request its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise in favor of any Indemnitee and provide Landlord with a certificate of insurance verifying this waiver.

Landlord hereby waives and relinquishes any right or claim against Tenant for damage to the Leased Premises or the Building by way of subrogation or assignment, to the extent covered by insurance proceeds. Landlord shall request its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise in favor of Tenant and a certificate of insurance will be made available at the request of the Tenant.

11.  ASSIGNMENT OR SUBLETTING

          11.1 The Tenant shall not sell, assign, transfer, mortgage, hypothecate or otherwise encumber this Lease or the leasehold interest granted hereby, or any interest therein, or permit the use of the Premises or any part thereof by any person or persons other than the Tenant and Tenant's employees and business invitees, or sublet the Premises, or any part thereof, without the written consent of the Landlord in Landlord's sole discretion in each such case being first had and obtained; and notwithstanding any such assignment, mortgage, hypothecation, encumbrance or subletting, the Tenant shall at all times remain fully responsible and liable for the payment of the rent and other sums of money herein specified and for compliance with all of the obligations of the Tenant under the terms, provisions and covenants of the Lease. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, the sale, assignment, transfer or hypothecation of any stock or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of such interest shall be deemed an assignment subject to the provisions of this Paragraph 11.1.

          11.2 If Tenant subleases or assigns any portion of the Premises and whether or not such sublease or assignment was consented to, and the rental exceeds the amount of rent due hereunder, Tenant shall pay to Landlord all such excess rent as additional rent. In no event shall Tenant be permitted to sublease or assign any portion of the Premises at a rental amount less than the amount due under the terms of this Lease.

          11.3 Any act described in Section 11.1 which is done without the consent of the Landlord shall be null and void and shall be an Event of Default.

          11.4 Landlord shall have the right to sell, transfer or assign any of its rights and obligations under this Lease.

12.  SIGNS; ADVERTISING

          The Tenant shall not place or maintain or permit to be placed or maintained any signs or advertising of any kind whatsoever on the exterior of the Building, or on any exterior windows in said Building, or elsewhere within the Premises so as to be visible from the exterior of said Building, or on the interior walls or partitions, including doorways, of the Premises, visible from the public hallways or other public areas of the Building except such numerals and lettering on doorways as may be approved and permitted by the Landlord (and the Landlord shall have the right to specify the size, design, content, materials to be used and locations upon the door of any such materials and letter); and the Tenant shall not place or maintain, nor permit the placing or maintaining, and shall promptly remove any that may be placed by Tenant, of any awnings or other structure or material or machinery or equipment of any kind whatsoever on the exterior or extending to the exterior of the Building, or on the outside (that is to say, the side not facing inward toward the interior of the Premises) of any interior wall or partition separating the Premises from other portions or areas of said Building.

13.  MAINTENANCE OF INTERIOR OF PREMISES

          The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expenses, keep in good sanitary condition and repair and shall promptly make all repairs to the same to the satisfaction of the Landlord, except for usual and ordinary wear and tear by reasonable use and occupancy or fire or other casualty; and at the end or other expiration of the Term, shall deliver up the Premises in the same condition as received, ordinary wear and tear by ordinary use thereof, fire and other casualty only excepted. Landlord may, but shall not be obligated to, make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof as rent. Tenant waives all rights (whether statutory or otherwise) to make repairs at the expense of Landlord, to cure any alleged defaults by Landlord at the expense of Landlord, or to deduct the cost thereof from rent or other sums due Landlord hereunder.

14.  DAMAGE OR DESTRUCTION

          If the Building is, without fault of the Tenant, damaged by fire or other peril to the extent that the entire Demised Premises are rendered untenantable and cannot be reasonably rendered in as good a condition as existed prior to the damage within one hundred eight (180) days from the date of such damage, the Term of this lease may be terminated by the Landlord or the Tenant by giving written notice to the other party; but if such damage is not such as to permit a termination of the Term of this Lease as above provided, then if such damage is not caused by Tenant or Tenant's agents, employees, guests or invitees, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portions of the Premises of which the Tenant shall hereby be deprived of possession. The Tenant agrees that Landlord shall not be responsible or liable for any loss due to business interruption occasioned by such fire, casualty or other cause which renders the Premises untenantable nor shall Landlord be liable for any damage to Tenant's property or persons. Tenant may not terminate this Lease on account of any damage caused by Tenant or Tenant's agents, employees, guests or invitees.

15. DEFAULTS

     15.1 Each and any of the following shall be deemed an "Event of Default" by Tenant and a material breach of the Lease:

          (a) Tenant's failure to pay the Monthly Rent or any other sum payable by Tenant hereunder as and when such payment is due and such failure shall continue for ten (10) days after written notice by Landlord to Tenant of such failure;

          (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions under this Lease, including, without limitation, the Building Standards Manual, that Tenant is obligated to observe or perform and said failure continues for a period of ten (10) days after written notice by Landlord; provided that if the nature of Tenant's default is such that it cannot be cured solely by the payment of money and that more than ten (10) days are reasonably required for its cure, then Tenant shall not be in default hereunder if it shall commence the correction of such default within said ten (10) day period and shall diligently prosecute the same to completion;

          (c)  Tenant's vacation or abandonment of the Premises;

          (d)  (i)       Tenant's (or general partner of Tenant, if Tenant is a
partnership) making an assignment for the benefit of creditors; or

               (ii) A custodian, trustee, receiver or agent being appointed or taking possession of all or substantially all of property of Tenant (or a general partner of Tenant); or

               (iii) Tenant's failure to pay Tenant's debts as such debts become due; or

               (iv) Tenant's (or a general partner of Tenant) becoming "insolvent" as that term is defined in Section 101(26) of the "Revised Bankruptcy Act" (Title II of the United States Code; II U.S.C. & 101 et seq.); or

               (v) Tenant's (or a general partner of Tenant (a) filing of a petition with the bankruptcy court under the Revised Bankruptcy Act, or (b) otherwise filing any petition or applying to any tribunal for appointment of a custodian, trustee or receiver of Tenant (or of a general partner of Tenant) or commencing any proceeding relating to Tenant (or a general partner of Tenant) under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

               (vi) Any petition being filed against Tenant (or a general partner of Tenant) under the Revised Bankruptcy Act and either (a) the bankruptcy court orders relief against Tenant (or a general partner of Tenant) under the chapter of the Revised Bankruptcy Act under which the petition was filed, or (b) such petition is not dismissed by the bankruptcy court within sixty (60) days of the date of filing; or

               (vii) Any petition or application of the type described in subparagraph (v)(b), above, filed against Tenant (or a general partner of Tenant), or any proceeding of the type described in subparagraph (v)(b), above, is commenced, and either (a) Tenant (or a general partner of Tenant) by any act indicates its approval thereof, consent thereto, or acquiescence therein, or (b) an order is entered appointing any such custodian, trustee, receiver or agent, adjudicating Tenant (or a general partner of Tenant) bankrupt or insolvent, or approving such petition or application in any such proceeding, and any such order remains in effect for more than sixty (60) days; or

          (e) Any guarantor of this Lease defaulting under any guaranty of this Lease, or attempting to repudiate or revoke any such guaranty or any obligation under such guaranty; or the occurrence of any event described in Paragraph 15(d), above, with respect to any guarantor of this Lease (as if Paragraph 15(d) referred to such guarantor in place of "Tenant"); or

          (f) The liquidation, dissolution, failure to exist or disqualification of Tenant.

     15.2 Landlord shall have the right, but not the obligation, to cure any of Tenant's defaults under this Lease, in which event Tenant shall forthwith reimburse Landlord all costs thereof, including any attorneys' fees, together with interest from the date expended until the date repaid at the rate of eighteen percent (18%) per annum. No exercise of this right shall be deemed to be an acceptance of such default or a waiver thereof.

16.  REMEDIES

     16.1 Upon the occurrence of an Event of Default hereunder, Landlord may at any time thereafter, without notice or demand except as stated hereafter and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach:

            (a) Enter upon and take possession of the Premises. In such event, Landlord shall have the right to remove all persons and property from the Premises and store such property in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant, and all such persons shall quit and surrender possession of the Premises to Landlord. Tenant hereby waives all claims for damages which may be caused by the entry of Landlord and taking possession of the Premises or removing and storing the furniture and property and hereby agrees to indemnify and save Landlord harmless from any loss, costs, damages or liability occasioned thereby, and no such entry shall be considered or construed to be forcible entry or construed to be a termination of the Lease unless Landlord expressly elects to terminate this Lease. Should Landlord elect to enter, as hereby provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may then or at any time thereafter terminate this Lease pursuant to Paragraph 16.1(c), below:

               (b) Tenant and each and every subtenant and assignee of Tenant shall remain and continue liable for the equivalent of the rent and other charges herein reserved and required by the Tenant to be paid and met until the expiration of this Lease and for any and all loss or damage, including all fees and expenses and attorneys' fees which the Landlord may sustain or incur by reason of any such event, and the Landlord may relet all or any part of the Premises at such price and upon such terms and for such duration of time as the Landlord may determine in the name of the Landlord or as agent of the Tenant, or otherwise, and receive the rent therefor and apply the same first to the payment of such expenses and fees as the Landlord may have incurred in entering, dispossessing and in letting, including among others all expenses of the Landlord reasonably incurred in putting the Premises in proper condition (including tenant improvements) and then to the payment of the rent and other charges reserved hereunder and the fulfillment of the Tenant's covenants hereunder, the Tenant and any subtenant of the Tenant and assignee of the Tenant shall remain liable for any deficiency. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of this Lease, unless and until Landlord expressly elects in writing to terminate this Lease;

               (c) Terminate this Lease and all rights of Tenant therein and recover from Tenant in an action of all of the damages suffered or to be suffered by Landlord, including the damages and costs described in subparagraph
(b) above; and

               (d) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Florida.

               16.2 Acceptance by the Landlord of any rent after the same has become due and payable shall not constitute a waiver by the Landlord of any rights which the Landlord may have under the terms of this Lease in the event of a default with respect to any other payment of rent.

               16.3 The Landlord's rights and remedies under this Lease shall be cumulative, and shall not be exhausted by one exercise thereof, and shall not exclude any other rights and remedies authorized, provided or permitted by law. No failure or omission on the part of the Landlord promptly to exercise or insist upon any of its rights hereunder shall operate as a waiver of any such rights; and no waiver on the part of the Landlord of any breach or default or lack of prompt or full and complete performance or compliance by the Tenant hereunder shall operate as a waiver of any subsequent breach or default or lack of prompt and full performance or compliance.

17. LANDLORD'S RIGHT OF ENTRY

     The Tenant agrees that the Landlord, or its officers, agents, servants, and employees, may enter said Premises at any hour to protect the same against the elements, or accidents, or to effect repairs or replacements, and at any reasonable hour for the purpose of examining the same, showing the same to prospective purchasers or tenants, or for any other reasonable purpose.

18.  NOTICES

     Any bill, statement, notice or communication which the Landlord may desire or be required to give to the Tenant shall be deemed sufficiently given and rendered if, in writing, delivered to the Tenant personally, or sent by registered or certified mail addressed to the Tenant at the Building or left at the Premises addressed to the Tenant, and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed to the Tenant, or delivered, or left at the Premises as herein provided. Any notice to Landlord shall be in writing, addressed to Landlord at Landlord's Address (or such different address as Landlord may notify Tenant) and shall be sent first class U.S. mail, postage prepaid, certified return receipt requested.

19.  TAXES ON TENANT'S PERSONAL PROPERTY AND TAXES ASSESSED ON RENTALS

     19.1 The Tenant shall pay promptly when due any and all taxes and assessments that may be levied or assessed against Tenant's personal property located in, on or about the Premises and will cause such personal property to be assessed directly to the Tenant. If for any reason said personal property cannot, or is not assessed separately and is included with the Landlord's real or personal property tax assessments, the Tenant will upon demand pay to the Landlord the amount of taxes levied or assessed against the personal property, using for such purpose the valuation and rate of tax placed thereon by the taxing authority, if the same can be determined and if not, using a reasonable valuation.

     19.2 In addition to the rent hereinabove provided for, the Tenant shall pay to the Landlord, promptly as and when due, all sales, use or excise taxes, levied, assessed or payable on or on account of the Leasing or renting provided for hereunder, or on account for the rent payable hereunder.

20.  COSTS OF COLLECTION

     The Tenant shall promptly pay to the Landlord all costs and expenses of enforcement of this Lease and of collection, including a reasonable attorney's fee, including on appeal, with respect to any part of said rent and other charges and sums of money herein reserved or required by the Tenant to be paid and met, which may be sustained or incurred by the Landlord after the date the same, or any thereof, becomes due; and the Tenant further agrees to pay all reasonable costs and expenses, including a reasonable attorney's fee including on appeal, which may be sustained or incurred by the Landlord in or about the enforcement or declaration of any of the rights or remedies of the Landlord or obligations of the Tenant, whether arising under this Lease or granted, permitted or imposed by law or otherwise.

21.  PRIOR AGREEMENTS

     This agreement supersedes and revokes any and all prior written agreements between the parties relating to the Premises, and all oral agreements between the parties relating to the Premises are hereby merged into this Lease; and no amendment, modification or variation of the Lease or any terms or provisions of the Lease, shall be effectual, binding or valid unless and until the same is reduced to writing and signed by the party to be charged thereby. No notice, request or demand in this Lease provided for may be waived except by written waiver thereof signed by the party waiving the same. Submission of the Lease to or by Tenant shall not create any rights in favor of Tenant until this Lease has been executed by both Landlord and Tenant.

22.  FLOOR PLANS

     Any floor plan or other plan, drawing or sketch which is attached to or made part of this Lease, such as Exhibit "A", is used solely for the purpose of a reasonable approximate identification and location of the demised Premises, and any markings, measurements, dimensions or notes of any kind contained therein shall be subordinate to any specific terms contained in this Lease. Attached to the construction plans for the tenant improvements shall be a specification sheet stating in detail the finishes to be used in the demised premises. Both Landlord and Tenant shall initial the construction plans and specifications indicating this approval of the terms contained therein. Construction of the tenant improvements by contract shall be the responsibility of the Landlord and any cost in excess of the Tenant Improvement Allowance shall be the Tenant's responsibility. If Tenant requests any Change Orders that create cost over and above the original scope of work then Tenant shall be responsible for that additional cost. Tenant has inspected the Premises and the Building and has verified the dimensions thereof to the satisfaction of the Tenant; and the Tenant has inspected and is familiar with the condition of the elevators, stairways, halls, air conditioning system and facilities; and sanitary facilities of the Building and the Tenant agrees to accept the Premises.

23.  NO AUTOMATIC RENEWAL

     There shall be no extension or automatic renewal of the terms of this Lease unless otherwise agreed in writing by the parties hereto. Tenant shall have no right to hold over and, if Tenant does so with Landlord's consent, same shall be a tenancy from month-to-month terminable at will by either Landlord or Tenant.

24.  BUILDING STANDARDS MANUAL

     By the execution of this Lease, the Tenant accepts and agrees to abide by, and to instruct the Tenant's employees to abide by all provisions of the "Building Standards Manual" and any modifications or additions made thereto from time to time during the term of this Lease. The initial set of these regulations is attached as the "Building Standards Manual" (Exhibit "B").

25.  TERMS AND HEADING

     As used herein the singular shall include the plural, the plural shall include the singular, and each gender shall include the other where the context shall so require. The headings in this Lease are not a part of this Lease and shall have no effect upon the construction of interpretation of any part hereof. This Lease shall be governed by the laws of the State of Florida.

26.  CONDEMNATION

     In the event the whole or any part of the Building of which the Premises are a part, other than a part not interfering with the maintenance or operation thereof shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose and the Landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith.

27.  SUBORDINATION TO MORTGAGES

     This Lease is hereby made expressly subject and subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the Premises which have been executed and delivered or which will hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefore and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of this Lease to any or such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of the Lease to any or all such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments, the Landlord may, in addition to any right or remedy accruing hereunder, terminate this Lease without incurring any liability whatsoever and the estate hereby granted is expressly limited accordingly. The Tenant hereby agrees to attorn to any future owner of the Lessor's interest in the

Premises under this Lease, whether such occurs by reason of the dispossession of the Landlord or otherwise, and such shall not constitute a default by Tenant hereunder.

28.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

     28.1 With fifteen (15) days after request of Landlord, Tenant shall deliver to Landlord a duly executed certificate stating the Termination Date, the Monthly Rent, the amount of any prepaid rent and security deposits, the fact that this Lease is in full force and effect, the fact that this Lease is unmodified (or if modified, the date of the modification), and the fact that Landlord is not in default (or if a default exists, the nature thereof). Failure to timely deliver same shall be conclusive evidence that the Termination Date of Monthly Rent are as set forth herein, no rent has been paid in advance, there is no security deposit, and that there are no modifications or Landlord's defaults. Such certificate will be relied on by Landlord, prospective lenders or prospective purchasers.

     28.2 During the term of Lease and any extensions thereto, Tenant (and Tenant's Guarantor) shall produce current financial statements as requested by Landlord, any prospective purchaser or lender or any lender of record within thirty (30) days of written notification from Landlord. If Tenant (or Tenant's Guarantor) is a company which is required to make periodic reports to the Securities and Exchange Commission, a copy of Tenant's (or Tenant's Guarantor) most recent publicly disclosed financial statements shall be sufficient for purposes of this Lease.

29.  QUIET ENJOYMENT

     Landlord agrees that Tenant, upon paying the Monthly Rent, all additional rent and all other sums and charges then due and upon performing the covenants and conditions of this Lease to be performed by the Tenant, may enjoy peaceful and quiet possession of the Premises during the term of this Lease.

30.  PARKING SPACES

     Tenant hereby agrees to lease from Landlord the number of parking spaces indicated in Paragraph 1 hereinabove in the attached parking garage and in the surface lot at 3rd Avenue South and 3rd Street South for the Term of the Lease and any renewals thereof. The monthly rental shall commence at the per space rate therefore indicated in Paragraph 1 hereinabove and shall thereafter be adjusted to the rate generally charged by Landlord.

31.  SUBSTITUTION OF PREMISES

     At any time hereafter, Landlord may substitute for the Premises other Premises (herein referred to as "the new premises") provided:

     (a) The new premises shall be substantially similar to the Premises in area and use for Tenant's purposes and shall be located in the Building;

     (b) The rental for the new premises shall be adjusted in accordance with Landlord's scheduled lease rates but shall not exceed the rental paid for the Premises;

     (c)  If Tenant is already in occupancy of the Premises, then in addition:

          (i) Landlord shall pay the expense of Tenant for moving from the Premises to the new premises and for improving the new premises so that they are substantially similar to the Premises; and

         (ii) Landlord shall first give Tenant at least thirty (30) days notice before making such change. If Landlord shall exercise its right hereunder, the new premises shall thereafter be deemed for the purposes of this Lease as the Premises.

32.  LANDLORD'S RIGHT TO ALTER COMMON AREAS

     Without abatement or diminution in rent, Landlord reserves and shall have the right to change the street address and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other common areas of the Building or the complex without liability to Tenant.

33.  EXCULPATION

     Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord or on the part of the partners of Landlord with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord. This exculpation of personal liability is absolute and without any exception whatsoever.

34.  SUCCESSORS AND ASSIGNS

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

35.  SECURITY AGREEMENT

          Tenant hereby grants to the Landlord a security interest under the Uniform Commercial Code as adopted by the State of Florida in all the furniture and fixtures, goods and chattels of the said Tenant now owned or hereafter required, which may be brought or put on said premises, as security for the payment of rent herein reserved, and agrees that said security interest as well as the Florida Statutory Landlord's lien for the payment of said rent may be enforced by distress, foreclosure or otherwise, at the option of the said Landlord, and Tenant agrees that such lien is granted to the Landlord and vested in said Landlord, and the Tenant further agrees that in case of the failure of said Tenant to pay the rent herein reserved when the same shall become due, and it becomes necessary for the Landlord to collect said rent by suit or through an attorney, or should Landlord employ an attorney because of the breach of any of the terms, covenants or agreements contained in this lease, the Tenant will pay the Landlord a reasonable attorney's fee together with all costs and charges incurred by, through or in connection with such collection or in any other suit or action or appeal which may be brought in any Court because of a breach of any terms, covenants or agreements contained in this Lease.

36.  MECHANICS LIEN

          The Tenant shall have no authority to incur, create or permit, and shall not incur, create, permit or suffer, any lien for labor or materials or services to attach to the interest or estate of either the Landlord or the Tenant in the Demised Premises or in the building or other real estate of which the Demised Premises form a part; and neither the Tenant nor anyone claiming by, through or under the Tenant, shall have any right to file or place any labor or material lien of any kind or character whatsoever or any mechanics lien or other lien of any kind, upon the Demised Premises or the building or other real estate of which the Demised Premises form a part, so as to encumber or affect the title of the Landlord, and all persons contracting with the Tenant directly or indirectly, or with any person who in turn is contracting with the Tenant, for the erection, construction installation, alteration or repair of the demised premises or any improvements therein or thereon, including fixtures and equipment, and all material-men, contractors, mechanics, laborers, architects, from the date of this instrument, they and each of them must look to the Tenant only to secure the payment of any bills or charges or claims for work done, or materials furnished, or services rendered or performed during the term hereby demised.

37.  RECORDATION

          This Lease shall not be recorded.

38.  RADON GAS

          Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels or radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information may be obtained from your county public health unit.

39.  REAL ESTATE BROKER

          Tenant represents and warrants to Landlord that no broker, agent, commission salesman or other person has represented Tenant in the negotiations for or procurement of this Lease and of the Premises and Tenant does and shall agree to indemnify and hold Landlord harmless from and against any and all loss, cost, damage, claim and demand, meritorious or otherwise, for or from any fees, commissions, payments or expenses due or alleged to be due to any broker, agent, commission salesman or other person purporting to represent Tenant in connection with this Lease, the premises, or the negotiations therefore.


          IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS:                                LANDLORD:
/s/ Erica Rudin
------------------------                BANKERS INSURANCE COMPANY
/s/ Susan M. Dill
------------------------                By:  [illegible]
                                            ---------------------
                                        Date:     1-1-98
                                              -------------------

WITNESS:                                TENANT:
/s/ Diane Helland
------------------------                INSURANCE MANAGEMENT
/s/ Erica Rudin                         SOLUTIONS GROUP, INC.
------------------------
                                        By:  [illegible]
                                            ---------------------
                                        Date:     1-1-98
                                              -------------------

                            BANKERS FINANCIAL CENTER
                               360 CENTRAL AVENUE
                         ST. PETERSBURG, FLORIDA 33701

                      INSURANCE MANAGEMENT SOLUTIONS, INC.

FLOOR                              RENTABLE AREA (SQUARE FEET)
-----                              ---------------------------

2                                         9,768
3                                        14,198
4                                        10,771
5                                           125
6                                        13,923
7                                         7,865
8                                         7,914
9                                         2,027
10                                        7,478
16                                          885
17                                        1,788
                                         ------

                 Total RSF               76,742

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   2nd FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   3rd FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   4th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   5th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   6th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   7th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   8th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   9th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   10th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   16th FLOOR

                                  Diagram of:

                            BANKERS FINANCIAL CENTER
                                   17th FLOOR